                                                                    Exhibit 99.1

                            SECTION 906 CERTIFICATION

I, Kenneth J. Hunnicutt, Chief Executive Officer of ABC Bancorp (the "Company"), do hereby certify, in accordance with 18 U.S.C. (S) 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ending June 30, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 21, 2002


                                   /s/ KENNETH J. HUNNICUTT
                                   ---------------------------------------------
                                   KENNETH J. HUNNICUTT, Chief Executive Officer